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     2002 Annual Report
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     JANUS BALANCED FUND
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                                                            [LOGO] JANUS

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TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     7

     Statement of Operations ........................................     8

     Statement of Changes in Net Assets .............................     9

     Financial Highlights ...........................................    10

     Notes to Schedule of Investments ...............................    11

     Notes to Financial Statements ..................................    12

     Report of Independent Accountants ..............................    17

     Explanations of Charts, Tables and Financial Statements ........    18

     Trustees and Officers ..........................................    20

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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JANUS BALANCED FUND                            Karen L. Reidy, portfolio manager

Janus Balanced Fund declined 3.85% for the 12 months ended October 31, 2002, topping the 15.10% decline of the S&P 500(R) Index but lagging the 5.49% gain of the Lehman Brothers Government/Credit Index, the benchmark for the fixed-income component of the Fund.(1) This performance earned the Fund a top-decile ranking for the one-year period ended October 31, 2002, placing it 27th out of 508 balanced funds tracked by Lipper, a Reuters Company and leading mutual fund rating company.(2)

[PHOTO]

Cautious optimism was the watchword as our fiscal year commenced. But despite the lowest interest rates in 40-plus years, hopes for a much-anticipated recovery faded in the spring amid increasingly negative economic news. While investors tried to assess the strength of the economy and the outlook for company earnings, consumer spending moderated as stock losses mounted and jobless claims steadily increased. The biggest risk for the economy, however, was a potential war with Iraq, which threatened to drive oil prices higher and further erode consumer confidence. All three major stock market indices ended the period lower as a result.

In the bond markets, prices on U.S. Treasury securities hit 44-year highs, so we sold some of our Treasury holdings at a profit and began to position the Fund for an eventual stock market recovery. Nonetheless, price appreciation left our fixed-income weighting roughly unchanged at 45%.

Given the lingering uncertainty, I have continued to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

One holding that matches this description is Anheuser-Busch. The maker of top-selling Bud Light and Budweiser beers has earned a position among the Fund's top-10 stocks by delivering consistent, predictable earnings. As proof, the brewer has posted double-digit earnings growth for 16 straight quarters. In spite of the economic downturn, Anheuser-Busch continues to enjoy pricing power and gain market share as volume growth remains strong.

Berkshire Hathaway, the diversified holding company steered by legendary investor Warren Buffett, also supported the Fund's performance. With its rock-solid balance sheet and broad capital base, Berkshire represents the kind of company I want to own. Its insurance subsidiaries are profiting from firming premiums, and they are complemented by an impressive array of low-debt, asset-rich businesses that are especially appealing in this deflationary environment.

A newer position and standout during the period was Gannett Co., owner of USA Today and a host of local newspapers and television stations. I originally was attracted to Gannett because of the strength of its USA Today brand. Our research subsequently revealed that the firm has significant asset value, healthy cash flow and relatively low levels of debt for a media company. It also has done a commendable job of weathering the recent slump in advertising spending as many large corporations scaled back their national media budgets to divert funds to more targeted and cost-effective local advertising.

On the downside, payroll and tax filing processor Automatic Data Processing
(ADP) worked against the Fund. As the economy slipped into recession and businesses laid off staff, ADP struggled when the number of employees on payroll declined. At the same time, falling interest rates substantially lowered its float income. Even so, I believe a recovering economy and rising rates will allow the company's earnings to rebound on several fronts. For this reason, I still find ADP a compelling long-term investment.

Also hindering results was J.P. Morgan Chase & Co., which I purchased at a reduced price on the strength of the company's capital ratios and the belief that the investment banking business had bottomed out. Unfortunately, Morgan's underwriting business continued to deteriorate, as did the quality of its credit portfolio. Adding to my disappointment was my view that Morgan's management was not proactive in identifying and setting aside reserves for troubled loans. As I lost confidence in J.P. Morgan, I decided to sell the stock.

In this volatile market, I feel it pays to be patient, maintaining a research-driven approach that resists reacting to daily gyrations. Relying on this strategy, I remain committed to providing you with satisfying long-term results.

Thank you for your investment in Janus Balanced Fund.

(1) All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar invesment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of October 31, 2002, Lipper ranked Janus Balanced Fund 4 out of 319 and 2 out of 81 balanced funds for the 5- and 10-year periods, respectively.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Balanced Fund  October 31, 2002  1
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Portfolio Profile
(% of Net Assets)                          October 31, 2002     October 31, 2001
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Equities                                              43.6%                44.1%
Fixed-Income Securities
  U.S. Government Obligations                         21.3%                21.1%
  Corporate Bonds
    Investment Grade                                  20.9%                19.8%
    High-Yield/High-Risk                               0.7%                 1.3%
Preferred Stock                                        1.3%                 1.5%
Top 10 Equities                                       15.4%                15.4%
Number of Stocks                                         75                   66
Cash and Cash Equivalents                             12.2%                12.2%

Top 5 Industries
                                           October 31, 2002     October 31, 2001
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Multimedia                                             5.2%                 1.7%
Diversified Financial Services                         3.8%                 5.6%
Diversified Operations                                 3.8%                 4.8%
Oil Companies - Integrated                             3.2%                 2.7%
Multi-Line Insurance                                   2.5%                 1.2%

Top 10 Equity Holdings
                                           October 31, 2002     October 31, 2001
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Automatic Data Processing, Inc.                        1.9%                 1.3%
Marsh & McLennan Companies, Inc.                       1.8%                 1.4%
Gannett Co.                                            1.7%                   --
Exxon Mobil Corp.                                      1.7%                 1.8%
Viacom, Inc. - Class B                                 1.5%                 0.9%
Citigroup, Inc.                                        1.5%                 2.7%
Berkshire Hathaway, Inc. - Class B                     1.4%                 0.9%
3M Co.                                                 1.4%                 1.2%
Anheuser-Busch Companies, Inc.                         1.3%                 1.0%
American International Group, Inc.                     1.2%                 1.2%

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Average Annual Total Return - for the periods ended October 31, 2002

                              One Year    Five Year    Ten Year    Since 9/1/92*
Janus Balanced Fund           (3.85)%       7.45%       11.43%        11.92%
S&P 500(R)Index              (15.10)%       0.73%        9.88%         9.87%
Lehman Brothers Government/
  Credit Index                  5.49%       7.38%        7.50%         7.35%

Janus Balanced
Fund
$31,403

S&P 500(R) Index
$26,037

Lehman Brothers
Government/Credit
Index
$20,572
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Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through through October 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Balanced Fund, ($31,403) as compared to the S&P 500 Index ($26,037) and the Lehman Brothers Government/Credit Index ($20,572).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 43.6%
Aerospace and Defense - 0.7%
     332,375    General Dynamics Corp. ......................     $   26,300,834

Applications Software - 1.1%
     779,535    Microsoft Corp.* ............................         41,681,736

Automotive - Cars and Light Trucks - 0.9%
     954,045    BMW A.G. ....................................         34,013,292

Beverages - Non-Alcoholic - 0.8%
     705,850    PepsiCo, Inc. ...............................     $   31,127,985

Beverages - Wine and Spirits - 0.8%
   2,780,981    Diageo PLC ..................................         31,223,900

Brewery - 1.3%
     995,105    Anheuser-Busch Companies, Inc. ..............         52,501,740

Broadcast Services and Programming - 0.7%
   3,227,155    Liberty Media Corp. - Class A* ..............         26,688,572

See Notes to Schedule of Investments and Financial Statements.

2  Janus Balanced Fund  October 31, 2002
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JANUS BALANCED FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 0.6%
     532,012    Comcast Corp. - Special Class A* ............     $   12,241,596
     379,400    Cox Communications, Inc. - Class A* .........         10,395,560

                                                                      22,637,156

Chemicals - Diversified - 0.5%
     431,815    E.I. du Pont de Nemours and Co. .............         17,812,369

Computers - 0.2%
     592,550    Apple Computer, Inc.* .......................          9,522,279

Computers - Peripheral Equipment - 0.8%
     527,970    Lexmark International Group, Inc. - Class A*          31,371,977

Consulting Services - 0.4%
     842,690    Accenture, Ltd. - Class A (New York Shares)*          14,224,607

Cosmetics and Toiletries - 2.0%
      89,495    Avon Products, Inc. .........................          4,339,613
     317,985    Colgate-Palmolive Co. .......................         17,482,815
     631,860    Estee Lauder Companies, Inc. - Class A ......         18,399,763
     422,635    Procter & Gamble Co. ........................         37,382,066

                                                                      77,604,257

Data Processing and Management - 1.9%
   1,735,335    Automatic Data Processing, Inc. .............         73,803,798

Diversified Financial Services - 1.5%
   1,644,982    Citigroup, Inc. .............................         60,782,085

Diversified Minerals - 0%
       4,540    Companhia Vale do Rio Doce (ADR)* ...........            119,629

Diversified Operations - 3.1%
     426,045    3M Co. ......................................         54,082,152
     832,250    General Electric Co. ........................         21,014,313
   1,493,560    Honeywell International, Inc. ...............         35,755,826
     276,025    SPX Corp.* ..................................         11,595,810

                                                                     122,448,101

Electronic Components - Semiconductors - 0.3%
     758,025    Texas Instruments, Inc. .....................         12,022,277

Electronic Design Automation - 0.3%
   1,186,185    Cadence Design Systems, Inc.* ...............         12,016,054

Food - Diversified - 0.9%
     521,170    H.J. Heinz Co. ..............................         16,760,827
     312,090    Unilever N.V. (New York Shares) .............         19,976,881

                                                                      36,737,708

Food - Retail - 0.3%
     912,095    Kroger Co.* .................................         13,535,490

Hotels and Motels - 1.2%
     327,802    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................          8,050,817
     944,005    Marriott International, Inc. - Class A ......         29,198,075
     399,945    Starwood Hotels & Resorts Worldwide, Inc. ...          9,318,719

                                                                      46,567,611

Insurance Brokers - 1.8%
   1,524,820    Marsh & McLennan Companies, Inc. ............         71,224,342

Life and Health Insurance - 0.9%
   1,190,165    AFLAC, Inc. .................................         36,228,623

Medical - Drugs - 1.6%
   1,081,090    Pfizer, Inc. ................................     $   34,346,229
     661,030    Schering-Plough Corp. .......................         14,112,991
     434,115    Wyeth .......................................         14,542,853

                                                                      63,002,073

Medical Instruments - 0.7%
     642,600    Medtronic, Inc. .............................         28,788,480

Medical Products - 0.6%
     371,065    Johnson & Johnson ...........................         21,800,069

Motorcycle and Motor Scooter Manufacturing - 0.3%
     226,430    Harley-Davidson, Inc. .......................         11,842,289

Multi-Line Insurance - 2.0%
     769,600    Allstate Corp. ..............................         30,614,688
     745,375    American International Group, Inc. ..........         46,623,206

                                                                      77,237,894

Multimedia - 4.0%
   1,836,670    AOL Time Warner, Inc.* ......................         27,090,883
     883,475    Gannett Company, Inc. .......................         67,082,257
   1,363,320    Viacom, Inc. - Class B* .....................         60,817,705
     212,570    Walt Disney Co. .............................          3,549,919

                                                                     158,540,764

Non-Hazardous Waste Disposal - 0.1%
     163,365    Waste Management, Inc. ......................          3,760,662

Oil Companies - Exploration and Production - 1.6%
     516,320    Apache Corp. ................................         27,912,259
     869,710    Burlington Resources, Inc. ..................         35,832,052

                                                                      63,744,311

Oil Companies - Integrated - 3.0%
     200,329    EnCana Corp. ................................          5,816,078
     471,365    EnCana Corp. (New York Shares) ..............         13,716,722
   1,941,925    Exxon Mobil Corp. ...........................         65,365,196
     233,372    Total Fina Elf S.A. .........................         32,147,942

                                                                     117,045,938

Property and Casualty Insurance - 0.7%
      74,519    Travelers Property Casualty Corp. - Class A*             988,867
     153,103    Travelers Property Casualty Corp. - Class B*           2,069,953
     318,500    XL Capital, Ltd. - Class A ..................         24,253,775

                                                                      27,312,595

Reinsurance - 1.4%
      22,208    Berkshire Hathaway, Inc. - Class B* .........         54,631,680

Retail - Building Products - 0.2%
     280,310    Home Depot, Inc. ............................          8,095,353

Retail - Discount - 0.7%
     117,284    Costco Wholesale Corp.* .....................          3,979,446
      19,580    Target Corp. ................................            589,750
     457,930    Wal-Mart Stores, Inc. .......................         24,522,152

                                                                      29,091,348

Semiconductor Components/Integrated Circuits - 0.5%
     347,925    Linear Technology Corp. .....................          9,616,647
     347,330    Maxim Integrated Products, Inc.* ............         11,058,987

                                                                      20,675,634

See Notes to Schedule of Investments and Financial Statements.

                                        Janus Balanced Fund  October 31, 2002  3
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JANUS BALANCED FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Super-Regional Banks - 1.5%
     393,740    Bank of America Corp. .......................     $   27,483,052
   1,515,168    U.S. Bancorp ................................         31,954,893

                                                                      59,437,945

Telephone - Integrated - 0.2%
     749,845    AT&T Corp. ..................................          9,777,979

Tobacco - 0.2%
     223,305    Philip Morris Companies, Inc. ...............          9,099,679

Toys - 0.2%
     528,570    Mattel, Inc. ................................          9,704,545

Transportation - Railroad - 0.4%
     344,070    Canadian National Railway Co.
                  (New York Shares) .........................         14,681,467

Transportation - Services - 0.5%
     356,250    FedEx Corp. .................................         18,948,938

Web Portals/Internet Service Providers - 0.2%
     466,770    Yahoo!, Inc.* ...............................          6,964,208
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Total Common Stock (cost $1,835,616,670) ....................      1,716,380,273
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Corporate Bonds - 21.6%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  5,700,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          6,406,150
   7,050,000      8.20%, notes, due 12/1/09 .................          8,537,338
  17,045,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         21,001,127

                                                                      35,944,615

Automotive - Truck Parts and Equipment - 0.6%
  11,810,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................         12,417,790
   9,939,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         10,286,865

                                                                      22,704,655

Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          9,518,747
  10,600,000      4.375%, notes, due 9/15/09 ................         10,632,945
  12,275,000      7.125%, notes, due 9/30/09 ................         14,199,069
  13,400,000      6.125%, notes, due 8/15/11 ................         14,728,999

                                                                      49,079,760

Brewery - 1.0%
                Anheuser-Busch Companies, Inc.:
   8,345,000      5.65%, notes, due 9/15/08 .................          9,205,870
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,744,079
   7,950,000      6.00%, senior notes, due 4/15/11 ..........          8,779,861
   5,050,000      7.55%, notes, due 10/1/30 .................          6,215,368
   5,300,000      6.80%, notes, due 1/15/31 .................          5,974,743
   6,650,000      6.80%, notes, due 8/20/32 .................          7,514,826

                                                                      39,434,747

Broadcast Services and Programming - 0.3%
$ 10,150,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................     $   10,445,263

Cable Television - 1.1%
   2,100,000    Comcast Cable Communications, Inc., 7.125%
                  senior notes, due 6/15/13 .................          2,005,685
                Cox Communications, Inc.:
  24,550,000      6.375%, senior notes, due 5/1/03 ..........         24,450,081
   6,275,000      7.50%, notes, due 8/15/04 .................          6,447,493
   1,550,000      8.65%, senior notes, due 9/15/04 ..........          1,566,509
   3,585,000      7.75%, notes, due 8/15/06 .................          3,803,266
   4,435,000      7.125%, notes, due 10/1/12 ................          4,582,184

                                                                      42,855,218

Cellular Telecommunications - 0.4%
  13,894,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................         14,310,820

Chemicals - Diversified - 0.3%
  14,325,000    Dow Chemical Co., 6.125%
                  notes, due 2/1/11 .........................         14,200,301

Commercial Banks - 0.3%
   9,940,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................         10,784,671

Computers - 0.5%
   8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          8,852,813
                Sun Microsystems, Inc.:
   1,735,000      7.35%, senior notes, due 8/15/04 ..........          1,736,093
   8,610,000      7.65%, senior notes, due 8/15/09 ..........          8,679,939

                                                                      19,268,845

Cosmetics and Toiletries - 0.3%
  10,635,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         11,548,951

Diversified Financial Services - 2.3%
                Citigroup, Inc.:
  13,615,000      7.25%, subordinated notes, due 10/1/10 ....         15,427,878
   3,925,000      6.625%, notes, due 6/15/32 ................          3,999,131
                General Electric Capital Corp.:
  19,055,000      5.375%, notes, due 4/23/04 ................         19,958,016
   9,530,000      7.25%, notes, due 5/3/04 ..................         10,249,153
  13,390,000      4.25%, notes, due 1/28/05 .................         13,857,432
  17,770,000      5.35%, notes, due 3/30/06 .................         18,841,033
   6,360,000      6.75%, notes, due 3/15/32 .................          6,661,114

                                                                      88,993,757

Diversified Operations - 0.7%
                Honeywell International, Inc.:
  13,480,000      5.125%, notes, due 11/1/06 ................         14,160,727
  11,205,000      6.125%, notes, due 11/1/11 ................         11,892,091

                                                                      26,052,818

Finance - Auto Loans - 1.1%
                General Motors Acceptance Corp.:
  21,500,000      6.75%, notes, due 12/10/02 ................         21,551,149
   8,220,000      5.80%, notes, due 3/12/03 .................          8,258,897
   7,308,000      5.36%, notes, due 7/27/04 .................          7,292,748
   5,055,000      5.25%, notes, due 5/16/05 .................          4,943,638

                                                                      42,046,432

See Notes to Schedule of Investments and Financial Statements.

4  Janus Balanced Fund  October 31, 2002

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Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Consumer Loans - 0.4%
                American General Finance Corp.:
$ 11,750,000      5.875%, notes, due 7/14/06 ................     $   12,488,241
   3,890,000      5.375%, notes, due 9/1/09 .................          3,960,965

                                                                      16,449,206

Finance - Credit Card - 0.5%
  18,800,000    American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ..         20,201,596

Finance - Investment Bankers/Brokers - 0.5%
  17,210,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................         18,913,084

Food - Diversified - 1.1%
                General Mills, Inc.:
   8,730,000      5.125%, notes, due 2/15/07 ................          9,168,150
   5,765,000      6.00%, notes, due 2/15/12 .................          6,175,018
                Kellogg Co.:
  24,800,000      5.50%, notes, due 4/1/03 ..................         25,100,427
   2,450,000      7.45%, debentures, due 4/1/31 .............          2,893,626

                                                                      43,337,221

Food - Retail - 1.1%
  13,535,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......         15,232,303
                Kroger Co.:
   5,275,000      7.80%, notes, due 8/15/07 .................          5,974,185
   2,025,000      7.00%, senior notes, due 5/1/18 ...........          2,092,092
   3,655,000      6.80%, notes, due 12/15/18 ................          3,690,326
                Safeway, Inc.:
   6,195,000      6.15%, notes, due 3/1/06 ..................          6,707,017
   4,813,000      6.50%, notes, due 11/15/08 ................          5,325,820
   5,580,000      6.50%, notes, due 3/1/11 ..................          6,077,608

                                                                      45,099,351

Food - Wholesale/Distribution - 0.1%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....          4,724,399

Hotels and Motels - 0.2%
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,300,000      7.375%, notes, due 5/1/07 .................          4,106,500
   3,220,000      7.875%, notes, due 5/1/12 .................          3,083,150

                                                                       7,189,650

Insurance Brokers - 0.2%
   8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  notes, due 3/15/07 ........................          9,434,392

Internet Brokers - 0.4%
  14,200,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................         16,650,196

Life and Health Insurance - 0.1%
   4,500,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................          5,067,198

Medical - Drugs - 0.5%
$ 13,700,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................     $   14,903,819
   4,000,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          4,415,160

                                                                      19,318,979

Medical - HMO - 0.4%
                UnitedHealth Group, Inc.:
   7,085,000      7.50%, notes, due 11/15/05 ................          7,973,579
   6,600,000      5.20%, notes, due 1/17/07 .................          6,999,927

                                                                      14,973,506

Multi-Line Insurance - 0.5%
  17,950,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................         18,837,394

Multimedia - 1.2%
                AOL Time Warner, Inc.:
  10,895,000      9.15%, debentures, due 2/1/23 .............         11,140,639
   6,355,000      7.70%, notes, due 5/1/32 ..................          5,836,775
                Viacom, Inc.:
  12,215,000      7.75%, senior notes, due 6/1/05 ...........         13,538,043
   9,430,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................         11,037,476
   5,720,000      5.625%, notes, due 8/15/12 ................          5,939,699

                                                                      47,492,632

Oil Companies - Exploration and Production - 0.3%
   9,310,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................         10,178,055

Oil Companies - Integrated - 0.2%
   7,910,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          8,687,047

Resorts and Theme Parks - 0%
   1,450,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          1,341,250

Retail - Building Products - 0.8%
  27,550,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         29,758,160

Retail - Discount - 1.5%
                Target Corp.:
  12,320,000      5.50%, notes, due 4/1/07 ..................         13,161,789
   3,700,000      5.40%, notes, due 10/1/08 .................          3,936,848
   8,415,000      5.375%, notes, due 6/15/09 ................          8,923,796
                Wal-mart Stores, Inc.:
  10,495,000      5.45%, notes, due 8/1/06 ..................         11,440,001
  19,760,000      6.875%, senior notes, due 8/10/09 .........         22,907,511

                                                                      60,369,945

Retail - Restaurants - 0.2%
   6,445,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          6,670,575

Super-Regional Banks  - 0.1%
   2,200,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          2,466,380

See Notes to Schedule of Investments and Financial Statements.

                                        Janus Balanced Fund  October 31, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

Schedule of Investments

Shares or Principal Amount                                          Market Value
================================================================================
Textile - Home Furnishings - 0.1%
$  2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................     $    2,935,050

Tools - Hand Held - 0.2%
   8,350,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          9,443,800
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $794,223,673) ...................        847,209,919
--------------------------------------------------------------------------------
Preferred Stock - 1.3%
Automotive - Cars and Light Trucks - 1.1%
     716,605    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................         26,335,234
     798,415    General Motors Corp. - Series B
                  convertible, 5.25% ........................         16,467,309

                                                                      42,802,543

Publishing - Newspapers - 0.2%
     136,060    Tribune Co., convertible, 2.00% .............          9,626,245
--------------------------------------------------------------------------------
Total Preferred Stock (cost $74,237,640) ....................         52,428,788
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/27/99)*,+ (cost $0) ..                  0
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.3%
U.S. Government Agencies - 8.9%
                Fannie Mae:
$  8,240,000      3.625%, due 4/15/04 .......................          8,470,596
  49,050,000      5.625%, due 5/14/04 .......................         51,956,507
   8,240,000      6.50%, due 8/15/04 ........................          8,909,343
  21,060,000      5.50%, due 5/2/06 .........................         23,039,808
  11,995,000      4.75%, due 1/2/07 .........................         12,653,933
  30,225,000      5.00%, due 1/15/07 ........................         32,609,480
  10,100,000      5.25%, due 1/15/09 ........................         10,943,138
   1,775,000      6.375%, due 6/15/09 .......................          2,035,066
  16,485,000      6.25%, due 2/1/11 .........................         18,192,533
   2,130,000      6.00%, due 5/15/11 ........................          2,373,261
  38,835,000      5.375%, due 11/15/11 ......................         41,466,848
                Federal Home Loan Bank System:
  27,820,000      4.875%, due 5/14/04 .......................         29,118,832
  25,635,000      3.375%, due 6/15/04 .......................         26,289,692
  35,000,000      6.50%, due 11/15/05 .......................         39,082,750
                Freddie Mac:
  20,760,000      4.25%, due 6/15/05 ........................         21,805,910
   7,975,000      5.75%, due 4/15/08 ........................          8,879,190
  13,000,000      5.875%, due 3/21/11 .......................         14,056,536

                                                                     351,883,423

U.S. Treasury Notes/Bonds - 12.4%
$ 18,955,000      3.375%, due 4/30/04 .......................     $   19,474,102
  18,515,000      2.125%, due 8/31/04 .......................         18,677,265
  36,640,000      5.875%, due 11/15/04 ......................         39,694,750
  10,195,000      6.50%, due 5/15/05 ........................         11,347,137
  22,500,000      5.75%, due 11/15/05 .......................         24,880,950
  34,880,000      6.50%, due 10/15/06 .......................         40,102,443
  25,740,000      5.625%, due 5/15/08 .......................         29,129,289
  20,615,000      6.00%, due 8/15/09 ........................         23,827,229
  17,210,000      5.75%, due 8/15/10 ........................         19,652,340
  17,250,000      5.00%, due 8/15/11 ........................         18,790,063
   3,425,000      4.875%, due 2/15/12 .......................          3,693,027
  51,592,000      7.25%, due 5/15/16 ........................         65,136,912
  20,185,000      7.875%, due 2/15/21 .......................         27,155,123
  20,185,000      7.25%, due 8/15/22 ........................         25,727,195
  21,845,000      6.25%, due 8/15/23 ........................         25,085,050
  30,540,000      6.00%, due 2/15/26 ........................         34,142,773
  17,745,000      5.25%, due 2/15/29 ........................         17,981,363
  37,485,000      6.25%, due 5/15/30 ........................         43,539,690

                                                                     488,036,701
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $794,191,096) .......        839,920,124
--------------------------------------------------------------------------------
Time Deposits - 9.1%
                ABN Amro Bank N.V.
 167,100,000      1.85%, 11/1/02 ............................        167,100,000
                UBS Financial, Inc.
 190,000,000      1.875%, 11/1/02 ...........................        190,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $357,100,000) .....................        357,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 1.9%
                Fannie Mae
  50,000,000      1.70%, 12/02/02 ...........................         49,926,806
                Federal Home Loan Bank System
  25,000,000      1.69%, 11/20/02 ...........................         24,977,701
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $74,904,507) .         74,904,507
--------------------------------------------------------------------------------
Total Investments (total cost $3,930,273,586) - 98.8% .......      3,887,943,611
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%         48,049,113
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $3,935,992,724
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                              1.0%         $   38,478,382
Brazil                                                 0%                119,629
Canada                                               1.1%             42,265,083
France                                               0.8%             32,147,942
Germany                                              0.9%             34,013,292
Netherlands                                          0.5%             19,976,881
United Kingdom                                       0.8%             31,223,900
United States++                                     94.9%          3,689,718,502
--------------------------------------------------------------------------------
Total                                              100.0%         $3,887,943,611

++Includes Short-Term Securities (83.8% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

6  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2002
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  3,930,274

Investments at value                                                $  3,887,944
  Cash                                                                     1,953
  Receivables:
    Investments sold                                                      34,479
    Fund shares sold                                                       5,083
    Dividends                                                              2,081
    Interest                                                              27,729
  Other assets                                                                 9
--------------------------------------------------------------------------------
Total Assets                                                           3,959,278
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 10,421
    Fund shares repurchased                                                9,724
    Advisory fees                                                          2,144
    Transfer agent fees and expenses                                         836
  Accrued expenses                                                           160
--------------------------------------------------------------------------------
Total Liabilities                                                         23,285
--------------------------------------------------------------------------------
Net Assets                                                          $  3,935,993
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          217,737

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      18.08
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Balanced Fund  October 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the fiscal year ended October 31, 2002
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $    107,978
  Dividends                                                               32,639
  Foreign tax withheld                                                     (258)
--------------------------------------------------------------------------------
Total Investment Income                                                  140,359
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           27,805
  Transfer agent fees and expenses                                         7,937
  Registration fees                                                           33
  Postage and mailing expenses                                               176
  Custodian fees                                                             283
  Printing expenses                                                          242
  Audit fees                                                                  22
  Trustees' fees and expenses                                                 29
  Other expenses                                                             182
--------------------------------------------------------------------------------
Total Expenses                                                            36,709
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (601)
--------------------------------------------------------------------------------
Net Expenses                                                              36,108
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             104,251
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (338,540)
  Net realized gain/(loss) from foreign
    currency transactions                                                      6
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                      68,144
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (270,390)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (166,139)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

8  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the fiscal year ended October 31                                      2002            2001
(all numbers in thousands)

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    104,251    $    130,285
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (338,534)       (207,983)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    68,144       (356,940)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (166,139)       (434,638)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (102,836)       (135,718)
  Net realized gain from investment transactions*                           --       (216,441)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (102,836)       (352,159)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          950,617       1,435,862
  Reinvested dividends and distributions                               100,793         344,351
  Shares repurchased                                               (1,256,682)     (1,356,557)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (205,272)         423,656
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (474,247)       (363,141)
Net Assets:
  Beginning of period                                                4,410,240       4,773,381
----------------------------------------------------------------------------------------------
  End of period                                                   $  3,935,993    $  4,410,240
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  4,507,511    $  4,712,771
  Accumulated net investment income/(loss)*                             15,173          12,913
  Accumulated net realized gain/(loss) from investments*             (544,405)       (205,014)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (42,286)       (110,430)
----------------------------------------------------------------------------------------------
                                                                  $  3,935,993    $  4,410,240
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           49,830          69,406
  Reinvested distributions                                               5,367          16,599
----------------------------------------------------------------------------------------------
Total                                                                   55,197          86,005
----------------------------------------------------------------------------------------------
  Shares repurchased                                                  (66,285)        (66,245)
Net Increase/(Decrease) in Fund Shares                                (11,088)          19,760
Shares Outstanding, Beginning of Period                                228,825         209,065
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      217,737         228,825
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  2,189,960    $  3,300,872
  Proceeds from sales of securities                                  2,231,029       2,858,566
  Purchases of long-term U.S. government obligations                 1,168,837       1,684,922
  Proceeds from sales of long-term U.S. government obligations       1,290,035       1,980,124

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Balanced Fund  October 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
fiscal year ended October 31                                2002             2001             2000             1999             1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $      19.27     $      22.83     $      21.79     $      17.22     $      16.73
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .47              .56              .61              .42              .33
  Net gain/(loss) on securities
    (both realized and unrealized)                        (1.20)           (2.48)             1.33             4.69             2.00
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (.73)           (1.92)             1.94             5.11             2.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.46)            (.61)            (.58)            (.43)            (.35)
  Distributions (from capital gains)*                         --           (1.03)            (.32)            (.11)           (1.49)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.46)           (1.64)            (.90)            (.54)           (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $      18.08     $      19.27     $      22.83     $      21.79     $      17.22
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (3.85)%          (8.83)%            8.93%           29.89%           15.48%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  3,935,993     $  4,410,240     $  4,773,381     $  2,929,769     $    830,049
Average Net Assets for the Period (in thousands)    $  4,278,174     $  4,663,032     $  4,072,183     $  1,953,809     $    536,524
Ratio of Gross Expenses to Average Net Assets(1)           0.86%            0.85%            0.87%            0.92%            1.03%
Ratio of Net Expenses to Average Net Assets(1)             0.84%            0.83%            0.85%            0.91%            1.01%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             2.44%            2.79%            2.92%            2.37%            2.34%
Portfolio Turnover Rate                                      88%             117%              87%              64%              73%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

*    Non-income-producing security
+ Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.

                                       Janus Balanced Fund  October 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of Janus Balanced Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Fund invests primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

As a result of changes in the accounting standards applicable to the Fund's financial statements, the Fund is no longer required to show certain distribution information as a separate line item. The Fund's current and prior year Statement of Changes in Net Assets and Financial Highlights included in this report reflect this change.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITIES LENDING
Under procedures adopted by the Trustees', the Fund may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously 100 percent secured by collateral, which consists of cash, U.S. government securities, letters of credit and such other Collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital Management LLC ("Janus Capital") to the extent consistent with exemptive relief obtained from the SEC. As with other extensions of credit, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. The Fund will not have the right to vote on securities while they are being lent, but they will generally call a loan in anticipation of any important vote. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing and where Janus Capital believes the benefit from granting such loans justifies the risk.

The borrower pays fees at the Fund's direction to its lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the Fund's portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the period ended October 31, 2002, the Fund earned security lending fees totaling $106,652.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

12  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Fund may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                       Janus Balanced Fund  October 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC, a wholly owned subsididary of Janus Capital, an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2002, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                 DST Fees
================================================================================
          $202,991                 $152,281                  $220,043
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the year ended October 31, 2002, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                            Purchases        Sales       Dividend   Market Value
                           Shares/Cost    Shares/Cost     Income    at 10/31/02
================================================================================
Janus Money Market Fund
Janus Balanced Fund       $130,000,000   $130,000,000    $33,446         --
--------------------------------------------------------------------------------

14  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, (2) losses or deductions the Fund may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2007 and October 31, 2010.

Other book to tax differences in 2002 primarily consist of foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                     Net Tax AP/DP
Undistributed    Undistributed                        on Foreign      Net Tax
  Ordinary         Long-Term        Accumulated        Currency      AP/DP on
   Income            Gains        Capital Losses      and Futures   Investments
--------------------------------------------------------------------------------
 $15,172,988           --         $(537,568,467)        $44,293    $(49,167,384)
--------------------------------------------------------------------------------
AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of October 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

       Federal Tax                Unrealized                   Unrealized
          Cost                   Appreciation                (Depreciation)
================================================================================
     $3,937,110,995              $189,518,078                $(238,685,462)
--------------------------------------------------------------------------------

                                       Janus Balanced Fund  October 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                         Distributions
------------------------------------------------------------
     From Ordinary       From Long-Term      Tax Return of    Net Investment
         Income          Capital Gains          Capital            Loss
================================================================================
      $102,836,430             --                  --               --
--------------------------------------------------------------------------------

4.   SUBSEQUENT EVENT

Stilwell Financial, Inc. ("Stilwell") is the indirect owner of both Berger Financial Group LLC ("Berger") and Janus Capital. Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI") on or about January 1, 2003. Subsequent to the merger, Janus Capital and Berger will be subsidiaries of JCGI. In connection with this transaction on November 26, 2002, the Berger Trustees approved the reorganization of Berger Balanced Fund into Janus Balanced Fund, subject to shareholder approval.

16  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 5, 2002

                                       Janus Balanced Fund  October 31, 2002  17

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on the previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2002.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended October 31, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

18  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                       Janus Balanced Fund  October 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Aspen Series and Janus Adviser Series.

TRUSTEES

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Chairman and Trustee    6/69-Present    Formerly, President           52            N/A
100 Fillmore Street                                              (1978-2002) and Chief
Denver, CO 80206                                                 Executive Officer (1994-
Age 65                                                           2002) of Janus Capital
                                                                 or Janus Capital
                                                                 Corporation. President
                                                                 and Director (1994-2002)
                                                                 of the Janus Foundation;
                                                                 Chairman and Director
                                                                 (1978-2002) of Janus
                                                                 Capital Corporation and
                                                                 Director (1997- 2001) of
                                                                 Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee                 6/02-Present    Executive Vice President      52            Founding Director and
100 Fillmore Street                                              and Chief Operating                         Board Chair, Solar
Denver, CO 80206                                                 Officer of The                              Development
Age 45                                                           Rockefeller Brothers                        Foundation; Trustee and
                                                                 Fund (a private family                      Vice President, Asian
                                                                 foundation). Formerly,                      Cultural Council.
                                                                 Director of Investments
                                                                 (1991-1998) of The John
                                                                 D. and Catherine T.
                                                                 MacArthur Foundation (a
                                                                 private family
                                                                 foundation).

John W. McCarter, Jr.    Trustee                 6/02-Present    President and Chief           52            Chairman of the Board,
100 Fillmore Street                                              Executive Officer of The                    Divergence LLC;
Denver, CO 80206                                                 Field Museum of Natural                     Director of A.M. Castle
Age 64                                                           History. Formerly, Senior                   & Co., Harris Insight
                                                                 Vice President (1987-1997)                  Funds, W.W. Grainger,
                                                                 of Booz-Allen & Hamilton,                   Inc.; Trustee of WTTW
                                                                 Inc. (a management                          (Chicago public
                                                                 consulting firm).                           television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee                 2/71-Present    Private Investor. Formerly    52            N/A
100 Fillmore Street                                              (1997-1998) Chief
Denver, CO 80206                                                 Financial Officer - Boston
Age 58                                                           Market Concepts, Boston
                                                                 Chicken, Inc., Golden, CO
                                                                 (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

20  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                               Number of
                                                                                               Portfolios
                                                                                               in Fund
                                                                                               Complex
                         Positions               Length of       Principal Occupations         Overseen      Other Directorships
Name, Age and Address    Held with Fund          Time Served     During the Past Five Years    by Trustee    Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees - (continued)
James T. Rothe           Trustee                 1/97-Present    Professor of Business,        52            Director of Optika,
100 Fillmore Street                                              University of Colorado,                     Inc. and NeoCore Corp.
Denver, CO 80206                                                 Colorado Springs, CO.
Age 58                                                           Formerly, Distinguished
                                                                 Visiting Professor of
                                                                 Business (2001-2002),
                                                                 Thunderbird (American
                                                                 Graduate School of
                                                                 International Management),
                                                                 Phoenix, AZ; and Principal
                                                                 (1988-1999) of Phillips-
                                                                 Smith Retail Group,
                                                                 Colorado Springs, CO (a
                                                                 venture capital firm).

William D. Stewart       Trustee                 6/84-Present    Corporate Vice President      52        N/A
100 Fillmore Street                                              and General Manager of MKS
Denver, CO 80206                                                 Instruments - HPS
Age 58                                                           Products, Boulder, CO (a
                                                                 manufacturer of vacuum
                                                                 fittings and valves).

Martin H. Waldinger      Trustee                 8/69-Present    Consultant.                   52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                       Janus Balanced Fund  October 31, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Karen L. Reidy**             Executive Vice President              1/00-Present     Vice President of Janus Capital.
100 Fillmore Street          and Portfolio Manager                                  Formerly, Analyst (1995-1999)
Denver, CO 80206             Janus Balanced Fund and                                for Janus Capital Corporation.
Age 35                       Janus Core Equity Fund

Thomas A. Early**            Vice President and General Counsel    3/98-Present     Vice President, General Counsel, Chief
100 Fillmore Street                                                                 Corporate Affairs Officer, Secretary and
Denver, CO 80206                                                                    Interim Director of Janus Capital; Vice
Age 47                                                                              President, General Counsel and Secretary
                                                                                    of Janus Services LLC, Janus Capital
                                                                                    International LLC and Janus Institutional
                                                                                    Services LLC; Vice President, General
                                                                                    Counsel and Director to Janus
                                                                                    International (Asia) Limited and Janus
                                                                                    International Limited; Vice President,
                                                                                    General Counsel and Secretary to Janus
                                                                                    Distributors LLC and the Janus Foundation;
                                                                                    and Director for Janus Capital Trust
                                                                                    Manager Limited, Janus World Principal
                                                                                    Protected Funds and Janus World Funds.
                                                                                    Formerly, Director (2001) of Janus
                                                                                    Distributors, Inc. and Janus Services, Inc.;
                                                                                    Vice President, General Counsel,
                                                                                    Secretary and Director (2000-2002)
                                                                                    of Janus International Holding, Inc.;
                                                                                    Executive Vice President and General
                                                                                    Counsel (1997-1998) of Prudential
                                                                                    Investments Fund Management LLC;
                                                                                    and Vice President and General
                                                                                    Counsel (1994-1997) of Prudential
                                                                                    Retirement Services.

Anita E. Falicia**           Assistant Treasurer                   2/97-10/02       Vice President of Investment Accounting
100 Fillmore Street          Vice President, Chief Financial       10/02-Present    of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206             Officer, Treasurer and Principal                       President (2000-2002) of Investment
Age 34                       Accounting Officer                                     Accounting of Janus Capital or Janus
                                                                                    Capital Corporation; Director (1999-2000)
                                                                                    of Investment Accounting of Janus
                                                                                    Capital Corporation; and Director
                                                                                    (1997-1999) of Fund Accounting of
                                                                                    Janus Capital Corporation.

Bonnie M. Howe**             Vice President                        12/99-Present    Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital, Janus
Denver, CO 80206                                                                    Distributors LLC and Janus Services LLC.
Age 37                                                                              Formerly, Assistant Vice President
                                                                                    (1997-1999) and Associate Counsel
                                                                                    (1995-1999) for Janus Capital Corporation
                                                                                    and Assistant Vice President (1998-2000)
                                                                                    for Janus Service Corporation.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

22  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Term of
                                                                   Office* and
                                                                   Length of        Principal Occupations
Name, Age and Address        Positions Held with Fund              Time Served      During the Past Five Years
-------------------------------------------------------------------------------------------------------------------------------
Kelley Abbott Howes**        Vice President and Secretary          12/99-Present    Vice President of Domestic Funds and
100 Fillmore Street                                                                 Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                                    Vice President and Assistant General
Age 37                                                                              Counsel Janus Distributors LLC and
                                                                                    Janus Services LLC. Formerly, Assistant
                                                                                    Vice President (1997-1999) of Janus
                                                                                    Capital Corporation; Chief Compliance
                                                                                    Officer, Director and President (1997-
                                                                                    1999) of Janus Distributors, Inc.; and
                                                                                    Assistant Vice President (1998-2000) of
                                                                                    Janus Service Corporation.

David R. Kowalski**          Vice President                        6/02-Present     Vice President and Chief Compliance
100 Fillmore Street                                                                 Officer of Janus Capital and Janus
Denver, CO 80206                                                                    Distributors LLC; and Assistant Vice
Age 45                                                                              President of Janus Services LLC.
                                                                                    Formerly, Senior Vice President and
                                                                                    Director (1985-2000) of Mutual Fund
                                                                                    Compliance for Van Kampen Funds.

Loren M. Starr**             President and Chief Executive         9/02-Present     Vice President, Chief Financial Officer
100 Fillmore Street          Officer                                                and Interim Director of Janus Capital;
Denver, CO 80206                                                                    Vice President of Finance, Treasurer and
Age 41                                                                              Chief Financial Officer of Janus Services
                                                                                    LLC and Janus International Limited;
                                                                                    Vice President of Finance, Treasurer and
                                                                                    Chief Financial Officer of Janus Distributors
                                                                                    LLC, Janus Capital International LLC
                                                                                    and Janus Institutional Services LLC; and
                                                                                    Director of Janus Capital Trust Manager
                                                                                    Limited, Janus World Principal Protected
                                                                                    Funds and Janus World Funds. Formerly,
                                                                                    Vice President of Finance, Treasurer,
                                                                                    Chief Financial Officer (2001-2002) and
                                                                                    Director (2002) for Janus International
                                                                                    Holding Inc.; Managing Director,
                                                                                    Treasurer and Head of Corporate
                                                                                    Finance and Reporting (1998-2001) for
                                                                                    Putnam Investments; and Senior Vice
                                                                                    President of Financial Planning and
                                                                                    Analysis (1996-1998) for Lehman
                                                                                    Brothers, Inc.

Heidi J. Walter**            Vice President                        4/00-Present     Vice President and Assistant General
100 Fillmore Street                                                                 Counsel to Janus Capital and Janus
Denver, CO 80206                                                                    Services LLC. Formerly, Vice President
Age 35                                                                              and Senior Legal Counsel (1995-1999)
                                                                                    for Stein Roe & Farnham, Inc.
-------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                       Janus Balanced Fund  October 31, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

24  Janus Balanced Fund  October 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                       Janus Balanced Fund  October 31, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       [LOGO] Janus


                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713


Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (11/02)

                                                                     BAL51-12/02

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